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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 11, 2003

                            RAND CAPITAL CORPORATION
                            -------------------------

               (Exact Name of Registrant as Specified in Charter)

                                    New York

                            -------------------------

                 (State or Other Jurisdiction of Incorporation)


                811-01825                                 16-0961359
        (Commission File Number)            (I.R.S. Employer Identification No.)

     2200 Rand Building, Buffalo, NY                        14203
 --------------------------------------       --------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

                                 (716) 853-0802

                            ------------------------

              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable

                      -------------------------------------


          (Former name or former address, if changed since last report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 22, 2003, Deloitte & Touche LLP ("Deloitte") communicated to Rand Capital Corporation and Rand Capital SBIC, L.P. (collectively "Rand" or "Registrant") that, although Deloitte would be willing to conduct the audit of Rand's financial statements as of and for the year ended December 31, 2003, Deloitte would not continue as Rand's auditor for periods subsequent to December 31, 2003. Further, on October 16, 2003, Deloitte communicated this to the Rand Board of Directors.

On December 8, 2003, Rand informed Deloitte that the Rand Audit Committee would be meeting on December 11, 2003 regarding the anticipated appointment of new auditors.

On December 11, 2003, with the approval of its Audit Committee, Rand engaged Freed Maxick & Battaglia, PC (Freed) as its independent auditors, and dismissed its former independent auditors, Deloitte, effective as of that date.

The reports of Deloitte on the Registrant's financial statements for each of the two fiscal years ended December 31, 2002 and 2001 do not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2002 and 2001, and the subsequent interim period preceding the date of Deloitte's dismissal, there have been no disagreements between the Registrant and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in its reports on the Registrant's financial statements.

Registrant (or someone on its behalf) did not consult with Freed in connection with its fiscal years ended December 31, 2002 or 2001, and through the date of this report with respect to any of the matters set forth in Item 304(a)(2)(i) or
(ii) of Regulation S-K.

Freed will audit the financial statements of the Registrant for the fiscal year ended December 31, 2003. Registrant has authorized and requested Deloitte to respond fully to the inquiries of Freed.

None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, occurred with respect to the Registrant's two most recent fiscal years or the subsequent interim period through December 11, 2003 preceding the dismissal of Deloitte.

Registrant has provided Deloitte with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K. Registrant requested that Deloitte furnish Registrant with a letter addressed to the Commission stating whether or not it agrees with the statements made by Registrant. Deloitte's letter is attached as exhibit 16.1.





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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)     Financial Statements of Businesses Acquired

             Not Applicable.

     (b)     Pro Forma Financial Information

             Not Applicable.

     (c)     Exhibits

             16.1 Letter regarding change in certifying accountant from Deloitte & Touche, LLP to the United States Securities and Exchange Commission







                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 RAND CAPITAL CORPORATION
                 and
                 RAND CAPITAL SBIC, LP.
Date:
December 11,     By:  /s/ Daniel P. Penberthy
2003
                 --------------------------------------------------------------
                 Daniel P. Penberthy
                 Treasurer












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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

   16.1           Letter regarding change in certifying accountant from
                    Deloitte & Touche LLP to the United States Securities and Exchange Commission